UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 3, 2017
Kemper Corporation
(Exact name of registrant as specified in its charter)
Commission File Number: 001-18298

DE	95-4255452
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)
One East Wacker Drive, Chicago, IL 60601
(Address of principal executive offices, including zip code)
312-661-4600
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2.below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of
the Exchange Act.    ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Shareholders of Kemper Corporation ("Company") was held on Wednesday, May 3, 2017 in Chicago, Illinois to vote on four proposals, for which the final voting results were as follows:

Proposal 1:    Election of Directors.

Shareholders elected each of the nine nominees for director:

Nominees	For	Against	Abstain	Broker Non-Votes
George N. Cochran	42,215,767	253,257	57,166	4,958,634
Kathleen M. Cronin	42,233,451	256,463	36,276	4,958,634
Douglas G. Geoga	42,135,930	326,674	63,586	4,958,634
Thomas M. Goldstein	42,212,144	255,940	58,106	4,958,634
Lacy M. Johnson	42,225,274	264,096	36,820	4,958,634
Robert J. Joyce	42,197,209	268,900	60,081	4,958,634
Joseph P. Lacher, Jr.	42,132,251	331,496	62,443	4,958,634
Christopher B. Sarofim	42,192,242	267,796	66,152	4,958,634
David P. Storch	35,781,892	6,686,766	57,532	4,958,634

Proposal 2:    Advisory vote on the ratification of the selection of Deloitte & Touche LLP as the Company's independent registered public accountant for 2017.

A majority of shareholders voted, on an advisory basis, to ratify the selection of Deloitte & Touche LLP as the Company's independent registered public accountant for 2017:

For	Against	Abstain	Broker Non-Votes
47,006,857	306,729	171,238	—

Proposal 3:    Advisory vote on the compensation of the Company's Named Executive Officers.

A majority of shareholders voted, on an advisory basis, to approve the compensation of the Company's Named Executive Officers:

For	Against	Abstain	Broker Non-Votes
41,538,598	788,130	199,462	4,958,634

Proposal 4:    Advisory vote on the frequency of future advisory proposals on the compensation of the Company's Named Executive Officers.

A majority of shareholders voted, on an advisory basis, in favor of an annual frequency for future proposals on the compensation of the Company's Named Executive Officers:

1 Year	2 Years	3 Years	Abstain
33,324,006	192,709	8,867,821	141,654

In accordance with the recommendation of the Board of Directors and the vote of a majority of shareholders, the Company has decided on an annual frequency for future advisory votes on the compensation of the Company’s Named Executive Officers until the next vote on the frequency of such future advisory votes.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Kemper Corporation
Date:	May 5, 2017	/s/ Rich Roeske
Rich Roeske
Vice President and Chief Accounting Officer